Exhibit 10.362

THE PAVILION
FHA Project No. 043-22028

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this "Agreement") is made as of October 1, 2014, by and among THE PAVILION CARE CENTER, LLC, an Ohio limited liability company (hereinafter called "Borrower"); RED MORTGAGE CAPITAL, LLC, a Delaware limited liability company, successor by merger to Red Mortgage Capital, Inc., an Ohio corporation (hereinafter called "Lender"); and the SECRETARY OF HOUSING AND URBAN DEVELOPMENT, acting by and through the Federal Housing Commissioner (hereinafter called the "Secretary").

Recitals.

A.Borrower is the owner of a nursing home project located in Sidney, Ohio, commonly known as The Pavilion, FHA Project No. 043-22028 (the "Project"), on that real property described in Exhibit A, attached hereto and made a part hereof.

B.Borrower has financed the Project with a mortgage loan (the "Mortgage Loan") in the original principal amount of $2,108,800.00, made to Borrower by Lender.

C.The Mortgage Loan is insured by the Secretary under Section 232, pursuant to Section 223(a)(7), of the National Housing Act, as amended. The Project is identified in the records of the Secretary as The Pavilion, FHA Project No. 043-22028.

D.The Mortgage Loan is evidenced by a Mortgage Note dated as of November 27, 2007, in the principal amount of $2,108,800.00, executed by Borrower in favor of Lender (the "Note") and is secured, inter alia, by (i) a Mortgage Deed, dated as of November 27, 2007, executed by Borrower in favor of Lender (the "Mortgage"), which Mortgage was recorded on November 26, 2007, with the land records office of Shelby County, Ohio (the "Recorder") at Vol. 1666, Pg. 26;
(ii) a Security Agreement dated as of November 27, 2007, executed by Borrower in favor of Lender (the "Security Agreement"); and (iii) certain UCC Financing Statements (the "UCC Financing Statements") naming the Borrower as debtor and Lender and the Secretary as secured parties, and filed or recorded, as applicable, (a) on November 26, 2007 in the applicable State of Ohio UCC financing statement records at OH00121484999, and (b) on November 26, 2007 with the Recorder at Instrument No. 200700000102 and 200700007712.

E.In connection with the Mortgage Loan, Borrower and the Secretary entered into a certain Regulatory Agreement dated as of November 27, 2007, (the "Regulatory Agreement"), which Regulatory Agreement was recorded on November 26, 2007, with the Recorder at Vol. 1666, Pg. 31.

F.The Note, Mortgage, Security Agreement, UCC Financing Statements, Regulatory Agreement, and all other documents executed by Borrower in connection with the Mortgage Loan are hereinafter referred to as the "Loan Documents."

G.Pursuant to a Modification of Mortgage Note executed by Borrower and Lender and approved by the Secretary, as of even date herewith (the "Modification of Note"), and as provided herein, the parties have agreed to modify the terms of the Note (i) to reduce the rate of interest therein provided from 5.95% per annum to 4.16% per annum, effective as of November 1, 2014; (ii) as a result of such reduction in interest rate, to revise the amount of the monthly installments of interest and principal payable on and after December 1, 2014, so as to reamortize in full the Mortgage Loan over the remaining term thereof; and (iii) to modify the prepayment provisions of the Mortgage Loan.

H.Borrower and Lender now desire to amend the Mortgage, the Regulatory Agreement, and other Loan Documents to conform the terms thereof to the Note, as amended by the Modification of Note, and to amend the Loan Documents in certain other respects as hereinafter described.

Statement of Agreement.

NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in further consideration of the agreements, covenants and stipulations hereinafter set forth, the parties for themselves and for their respective successors and assigns, do hereby agree and covenant as follows:

1.Recitals; Capitalized Terms.     The foregoing     recitals    are hereby
incorporated by reference as if fully set forth herein.

2. Amendments to Mortgage, Security Agreement, Regulatory Agreement and Other Loan Documents.

(A)All references to the rate of interest of the Mortgage Loan, Note, and/or Mortgage which are contained in the Mortgage, Security Agreement, Regulatory Agreement, or any other Loan Document are changed from Five and 95/100ths per centum (5.95%) per annum to: Five and 95/100ths per centum (5.95%) per annum through and including October 31, 2014, and Four and 16/100ths per centum (4.16%) per annum from and after November 1, 2014.

(B)The Mortgage, Security Agreement, Regulatory Agreement, and other Loan Documents are each hereby amended so that (a) all references to the "Note" or "note" contained in any of said documents shall be deemed to refer to the Note as modified by the Modification of Note, (b) any reference to the "Mortgage" or "mortgage" contained in any of said documents shall be deemed to refer to the Mortgage, as modified by this Agreement, (c) all references to the "Security Agreement" or "security agreement" contained in any of said documents shall be deemed to refer to the Security Agreement as modified by this Agreement, and (d) all references to the "Regulatory Agreement" or "regulatory agreement" contained in any of said documents shall be deemed to refer to the Regulatory Agreement as modified by this Agreement.

3.    Non-Waiver.

Nothing in this Agreement shall waive, compromise, impair or prejudice any right the Secretary or Lender may have to seek judicial recourse for any breach of the Regulatory Agreement that may have occurred prior to or that may occur subsequent to the date of this Agreement. Inthe event that the Secretary or Lender initiates an action for breach of the Regulatory Agreement and recovers funds, either on behalf of the Secretary or Lender, or on behalf of the Project or Borrower, those funds may be applied, at the discretion of the Secretary, to the payment of the delinquent amount due under the Mortgage or as a partial prepayment of the Mortgage Loan.

4.    Other Provisions.

(A) Nothing herein contained shall in any manner impair the Note or the security now held for said indebtedness; nor alter, waive, annul, vary, or affect any provision, condition, or covenant of the Note, Mortgage, or Regulatory Agreement, except as specifically modified and amended herein and in the Modification of Note; nor affect or impair any rights, powers, or remedies under the Note, Mortgage, or other Loan Documents, as amended by this Agreement and the Modification of Note, nor create a novation or new agreement by and between the parties thereto, it being the intent of the parties hereto that the terms and provisions of the Note, Mortgage, and other Loan Documents, as amended by this Agreement and the Modification of Note, are expressly approved, ratified, and confirmed, and shall continue and remain in full force and effect except as modified hereby and by the Modification of Note, and that the lien of the Mortgage and the Regulatory Agreement and the priority thereof shall be unchanged.

(B) Borrower hereby acknowledges and affirms to Lender that as of the effective date of this Agreement, Borrower has no claims against Lender arising out of or related to the Mortgage, the Note, the Security Agreement, or the other Loan Documents.

(C) Notwithstanding anything herein contained, if any one or more of the provisions of this Agreement shall for any reason whatsoever be held to be illegal, invalid, or unenforceable in any respect, such illegality, invalidity, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never been contained herein.

(D) The Mortgage, the Security Agreement, Regulatory Agreement and other Loan Documents, as amended by this Agreement, may not be further modified except by an instrument in writing executed by each of the parties hereto.

(E) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

(F) Borrower and Lender acknowledge and agree that the terms of this Agreement are subject to and contingent upon the approval thereof by the Secretary, which approval shall be evidenced by the written consent of the Secretary affixed to this Agreement below, and further acknowledge and agree that the terms of this Agreement shall not be deemed effective unless and until the Secretary executes the consent as aforesaid.

(G) This Agreement may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but one agreement.

IN WITNESS WHEREOF, Borrower, Lender and the Secretary have caused this Agreement to be executed as of the date first set forth above.

[Remainder of page intentionally left blank. Counterpart signature pages follow.]

COUNTERPART SIGNATURE PAGE TO MODIFICATION AGREEMENT

BORROWER:

THE PAVILION CARE CENTER, LLC,
an Ohio limited liability company

By	/s/ David Rubenstein
David Rubenstein, Manager

STATE OF ~~OHIO~~ ga )
) ss:
COUNTY OF Gwinnett )

The foregoing instrument was acknowledged before me this October 29, 2014 by David Rubenstein, the Manager of The Pavilion Care Center, LLC, an Ohio limited liability company, on behalf of the limited liability company.

KIRSTEN N PARKER NOTARY PUBLIC GWINNETT COUNTY, GEORGIA

[SEAL]

Kirsten N. Parker
Notary Public

My Commission Expires: Kirsten N Parker NOTARY PUBLIC Gwinnett County, GEORGIA My Comm. Exp. 4/16/16

COUNTERPART SIGNATURE PAGE TO MODIFICATION AGREEMENT

LENDER:

RED MORTGAGE CAPITAL, LLC,
a Delaware limited liability company,
successor by merger to Red Mortgage Capital, Inc.,
an Ohio corporation

By	/s/ Jeffrey N. Leeth
Jeffrey N. Leeth, Director

COUNTERPART SIGNATURE PAGE TO MODIFICATION AGREEMENT

THE PAVILION
FHA Project No. 043-22028

MODIFICATION APPROVED AND ACCEPTED BY:

Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner

By:	/s/ Carol S. Jun
Title:	Authorized Agent
Office of Residential Care Facilities

ACKNOWLEDGMENT

DISTRICT OF COLUMBIA

On this 30th day of October, 2014, before me, a notary public in and for the jurisdiction aforesaid, personally appeared CarolS. Jun, who acknowledged that she is the Authorized Agent of the Secretary of U.S. Department of Housing and Urban Development, acting by and through the Federal Housing Commissioner, and a Supervisory Account Executive in the Office of Residential Care Facilities, U.S. Department of Housing and Urban Development, and that she, being authorized so to do by virtue of such office, executed the foregoing instrument on behalf of the Federal Housing Commissioner, acting for the Secretary of the U.S. Department of Housing and Urban Development.

This instrument was prepared by and should be returned upon recording to:

Mathew J. Porter, Esq.
Vorys, Sater, Seymour and Pease LLP 1909 K Street NW, Suite 900
Washington, DC 20006

EXHIBIT A
Legal Description
(2 pages)

3.282 ACRE & O.578 ACRE TRACTS
LOCATED WEST OF FULTON STREET, SOUTH OF FIELDING ROAD
CITY OF SIDNEY, COUNTY OF SHELBY, OHIO

Situated in the State of Ohio, County of Shelby, City of Sidney, being a part or Miami River Survey, Township 1, Range 13, Sections 10 & 4, said 3.282 & 0.578 acre tracts of land conveyed to UVMC NURSING CARE, INC., as shown in Deed Volume 352, Page 152, Recorder's Office, Shelby County, Ohio, said tracts being more particularly described as follows:

TRACT I - 0.578 ACRES
Beginning for reference at a 4"x3" rectangular monument stone found at the corner of Sections 10, 4, 3 and 9; said stone delineated upon a PLAT OF SURVEY by Thomas L. Sheldon, P.S. as shown in Volume 5, Page 104, thence along the easterly line of Section l0 and the westerly line of a 1,700 acre tract conveyed to WENDY E. MITCHELL as shown in Deed Volume 991, Page 53; North 05°00'00" East, a distance of 504.77 feet a 4" diameter, 4 feet in height wooden fence post found marking the TRUE POINT OF BEGINNING of the herein described 0.578 acre tract of land;

Thence and continuing with said aforementioned Section line North 05°00'00" East, passing a drill hole set a 87.89 feet, a total distance of 184.06 (184.20 by deed) feet to an iron pin set at the southwest corner of a tract of land conveyed to ELMER C. & KIMBERLY B. KIES as shown in Deed Volume 383, Page 169:

Thence and along the boundary lines of said 0.578 acre and said KIES tract the following three (3) courses:

1)	North 89°25'29" East, a distance of 82.06 (80.50 by deed) feet to an iron pipe found;

2)	North 06°26'09" East, a distance of 19.49 (20.00 by deed) feet to an iron pipe found;

3)	South 86°09'41" East, a distance of 62.53 (63.00 by deed) feet to an iron pipe found marking the southeast corner of a 0.240 acre tract conveyed to GARY CAVINDER as shown in Deed Volume 270, Page 550, said pipe being in the westerly line of the CLIFFORD T & HENERY A SHIE subdivision of record as shown in Plat Book 3, Page 166;

Thence along the westerly line of said SHIE subdivision and the easterly line of 0.578 acre tract South
04°54'58" West. a distance of 163.52 (159.00 by deed) feet to a 4" diameter, 4 feet in height wooden fence post found marking the northeast corner of said 1,700 acre tract;

Thence along the northerly line of said 1,700 acre tract South 76°13'36" West, a distance of 153.07
(155.76 by deed) feet to the TRUE POINT OF BEGINNING, containing 0.578 acres, more or less.
Subject to all easements, agreements and right of ways of record.

TRACT II - 3,282 ACRES
Beginning at a 4"x3" rectangular monument stone found at the corner of Sections 10, 4, 3 and 9, said stone delineated upon a PLAT OF SURVEY by Thomas L. Sheldon, P.S. as shown in Volume 5, Page

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EXHIBIT "A" (continued)
Tracts I & II

104, said stone also marking the TRUE POINT OF BEGINNING of the herein described 3.282 acre tract of land;

Thence along the southerly line of Section 10 North 84°41'20" West, a distance of 234.12 (233.60 by deed/plat) feet to an iron pin set in the easterly line of Lot 3330 of the PETER WAGNER'S ADDITION, a
subdivision of record as shown in Plat Book 2, Page 88;    ·
Thence along the easterly line of said ADDITION North 02°58'55'' East, a distance of 577.66 (578.45 by deed/plat) feet to an iron pipe found at the southwest comer of a 1,053 acre tract conveyed to VIOLET J. HELMAN as shown in Deed Volume 237, Page 322 and the northwest corner of said 3.282 acre tract, said pipe being in the easterly line of Lot 38 of aforementioned ADDITION;

Thence along the southerly line of said 1,053 acre tract and the northerly line of said 3.282.acre tract South 88°10'08" East, passing an iron pipe found at 158.69 feet, a total distance of 254.85 (254.75 by deed/plat) feet to a drill hole in concrete set marking the southeast comer of a 0.624 acre tract conveyed to KENT M. & MARCELLA N. HUFFMAN as shown in Deed Volume 334, Page 41, said drill hole being in the westerly line of Section 10 and said 3.282 acre tract;

Thence along the easterly line of Section 10 and the westerly line of a 1,700 acre tract conveyed to
WENDY E. MITCHELL as shown in Deed Volume 991, Page 53, South 05°00'00"·West, a distance of
592.66 (593.00 by deed/plat) feet to TRUE POINT OF BEGINNING, containing 3.282 acres, more or less. Subject to all easements, agreements and right of ways of record.

Both descriptions were prepared by LJB Incorporated and are based on official county records of the
Shelby County Recorder's Office and actual field survey of the premises in September 2001.

The basis of bearings for the descriptions was the establishment of the easterly line of Section 10 by field evidence and cited as North 5°00'00" East, in Deed Volume 237, Page 323, Deed Volume 256, Page 258 and Deed Volume 334, Page 41, Recorder's Office, Shelby County, Ohio

All iron pins set in the above boundary descriptions 5/8" (O.D.) 30" long with a plastic cap stamp (LJB).

A drawing of this description is attached hereto and made part thereof.

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